                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  FORM 8-K/A


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                                  March 12, 1997
                  ------------------------------------------



                         SYLVAN LEARNING SYSTEMS, INC..
         --------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




              Maryland                  0-22844                 52-1492296
          ----------------           ---------------         -----------------
       (State of Incorporation)   (Commission File Number)   (IRS Employer
                                                             Identification No.)



                             1000 Lancaster Street
                              Baltimore, Maryland 21202
             -----------------------------------------------------
             (Address of principal executive offices)   (Zip Code)



                                 (410) 843-8000
                          --------------------------
                        (Registrant's telephone number)
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Item 5.   Other Events.

       As previously disclosed, on May 14, 1997, Sylvan Learning Systems, Inc. ("Sylvan") announced that, in connection with the announced increase in Harcourt General, Inc.'s offer to acquire National Education Corporation (NYSE:NEC) ("NEC"), Sylvan had terminated its definitive agreement to acquire NEC and had received from NEC the $30 million termination fee required by
Section 6.3 of that agreement.

       Douglas Becker, President and co-Chief Executive Officer of Sylvan, commented, "Harcourt's competing offer and the resulting increase in purchase price made us reconsider our value equation for the acquisition of NEC and for this reason, we declined to increase our bid. We believe that there are other ways to achieve our strategic objectives for far less money than would have been required to match Harcourt's offer. We reiterate our commitment to extend Sylvan's services into a lifelong learning relationship with each client that we teach, test and train. We congratulate Sam Yau and the entire NEC team on the impressive turnaround of the past few years that led to this sale and wish them and Harcourt General continued success."

       Sylvan Learning Systems, Inc. is a leading provider of educational services to families, schools and industry. It delivers computer-based testing for academic admissions, as well as for professional licensure and certification programs at more than 1,300 testing centers through its Sylvan Prometric division. The Company traditionally is known for the network of more than 650 Sylvan Learning Centers that provide personalized instructional services to students of all ages and skill levels. Also, Sylvan provides educational services under contract to public and non-public school systems through the Sylvan Contract Educational Services division, and will provide adult professional education and training through the Caliber Learning Network, Inc.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


       (c)  Exhibits.
            ---------

            2.1   Termination Agreement and Mutual Release.

                                   SIGNATURES
                                   ----------


       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  May 19, 1997               SYLVAN LEARNING SYSTEMS, INC.



                                  By:/s/ B. Lee McGee
                                     -----------------------------------
                                     B. Lee McGee, Senior Vice President
                                        and Chief Financial Officer